[EXHIBIT 10rr TO COLONIAL GAS COMPANY
                 FORM 10-K FOR YEAR ENDING 12/31/93]



                      SERVICE AGREEMENT
         APPLICABLE TO TRANSPORTATION OF NATURAL GAS
                  UNDER RATE SCHEDULE FTNN

           AGREEMENT made as of this first day of October, 1993, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and COLONIAL GAS COMPANY, a Massachusetts corporation, hereinafter called "Customer."

           WITNESSETH:   That,  in consideration  of  the  mutual
covenants   herein  contained,  the  parties  hereto   agree   as
follows:

                          ARTICLE I
                         Quantities

           A.    During  the  term  of this  Agreement,  Pipeline
will transport for Customer, on a firm basis, and Customer may furnish, or cause to be furnished, to Pipeline natural gas for such transportation, and Customer will accept, or cause to be accepted, delivery from Pipeline of the quantities Customer has tendered for transportation.

           B. The maximum quantities of gas which Pipeline shall deliver and which Customer may tender shall be as set forth on Exhibit A, attached hereto.

                         ARTICLE II
                            Rate

           A. Unless otherwise mutually agreed in a written amendment to this Agreement, beginning on October 1, 1993, Customer shall pay Pipeline for transportation services rendered pursuant to this Agreement, the maximum rates and charges provided under Rate Schedule FTNN set forth in Pipeline's effective FERC Gas Tariff, including applicable surcharges and the Fuel Retention Percentage.

            B.    Pipeline  shall  have  the  right  to  propose,
file and make effective with the Federal Energy Regulatory Commission or any other body having jurisdiction, revisions to any applicable rate schedule, or to propose, file, and make effective superseding rate schedules for the purpose of changing the rate, charges, and other provisions thereof effective as to Customer; provided, however, that (i)
Section 2 of Rate Schedule FTNN "Applicability and Character of Service," (ii) term, (iii) quantities, and (iv) points of
receipt   and  points  of  delivery  shall  not  be  subject   to
unilateral change under this Article. Said rate schedule or superseding rate schedule and any revisions thereof which shall be filed and made effective shall apply to and become a part of this Service Agreement. The filing of such changes and revisions to any applicable rate schedule shall be without prejudice to the right of Customer to contest or oppose such filing and its effectiveness.

                         ARTICLE III
                      Term of Agreement

           Subject to all the terms and conditions herein, this Agreement shall be effective as of October 1, 1993, and shall continue in effect for a primary term through and including March 31, 2003, and from year to year thereafter, until either party terminates this Agreement by giving written notice to the other at least twelve months prior to the start of the next contract year.

                         ARTICLE IV
               Points of Receipt and Delivery

           The Points of Receipt and Delivery and the maximum quantities for each point for all gas that may be received for Customer's account for transportation by Pipeline shall be as set forth on Exhibit A.

                          ARTICLE V
                     Regulatory Approval

           Performance under this Agreement by Pipeline and Customer shall be contingent upon Pipeline and Customer receiving all necessary regulatory or other governmental approvals upon terms satisfactory to each. Should Pipeline or Customer be denied such approvals to provide or continue the service contemplated herein or to construct and operate any necessary facilities therefor upon the terms and conditions requested in the application therefor, then Pipeline's and Customer's obligations hereunder shall terminate.

                         ARTICLE VI
       Incorporation By Reference of Tariff Provisions

           To the extent not inconsistent with the terms and conditions of this Agreement, the following provisions of Pipeline's effective FERC Gas Tariff, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference:

                1.    All  of  the  provisions of  Rate  Schedule
FTNN,   or   any   effective   superseding   rate   schedule   or
otherwise applicable rate schedule; and

                 2.    All  of  the  provisions  of  the  General
Terms and Conditions, as they may be revised or superseded from time to time.

                         ARTICLE VII
                        Miscellaneous

           A. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto; provided, however, that the parties  do  not  intend  that this  Article  VII.A.  requires  a further written agreement either prior to the making of any request or filing permitted under Article II hereof or prior to the effectiveness of such request or filing after Commission approval, provided further, however, that nothing in this Agreement shall be deemed to prejudice any position the parties may take as to whether the request, filing or revision permitted under Article II must be made under
Section 7 or Section 4 of the Natural Gas Act.

           B. Any notice, request or demand provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and sent to the following addresses:

Pipeline:      CNG Transmission Corporation
               445 West Main Street
               Clarksburg, West Virginia  26301
               Attention: Vice President, Marketing
                          and Customer Services

Customer:      Colonial Gas Company
               40 Market Street
               Lowell, MA   01852
               Attention:  John P. Harrington


or at such other address as either party shall designate by formal written notice.

           C.    No  presumption shall operate  in  favor  of  or
against    either   party   hereto   as   a   result    of    any
responsibility either party may have had for drafting this Agreement.

            D. The subject headings of the provisions of this Agreement are inserted for the purpose of convenient reference and are not intended to become a part of or to be considered in any interpretation of such provisions.

                        ARTICLE VIII
                       Prior Contracts

           If this Service Agreement becomes effective as an executed Service Agreement, it shall supersede and cancel, as of its effective date, the Service Agreement between Customer and Pipeline Applicable to Transportation of Natural Gas under Rate Schedule TF dated June 1, 1993, and the Service Agreement between Customer and Pipeline Applicable to the Sales of Natural Gas Under Rate Schedule
CD dated June 1, 1993. Otherwise, each of these instruments shall remain in full force and effect unless it shall have expired by its own terms.


           IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Agreement to be signed by their duly authorized officials as of the day and year first written above.

                              CNG TRANSMISSION CORPORATION
                                              (Pipeline)



                              By: __________________________
                              Its:     Vice President


                              COLONIAL GAS COMPANY
                                 (Customer)



                              By:  John P. Harrington
                              Its: Vice President, Gas Supply
                                          (Title)



                          EXHIBIT A

                    To The FTNN Agreement
                    Dated October 1, 1993
            Between CNG Transmission Corporation
                  And Colonial Gas Company


A.   Quantities

           The  maximum  quantities of gas which  Pipeline  shall
     deliver   and  which  Customer  may  tender  shall   be   as
     follows:

     1.   A  Maximum  Daily  Transportation  Quantity  (MDTQ)  of
          5,529 dekatherms ("Dt").

     2.   A  Maximum  Annual  Transportation Quantity  (MATQ)  of
          2,018,085 Dt.


B.   Points of Receipt

           The Points of Receipt and the maximum quantities for each point shall be as set forth below. Pipeline will use due care and diligence to assure, and Customer will use due care and diligence to cause its transporter to assure, that uniform pressures will be maintained at the Receipt Points as reasonably may be required to render service hereunder, but Pipeline will not be required to accept gas at less than the minimum pressures specified herein. In addition to the
     quantities  specified  below,  Customer  may  increase   the
     quantities furnished to Pipeline at each receipt point, so long as such quantities, when reduced by the fuel retention percentage specified in Pipeline's currently effective FERC Gas Tariff, do not exceed the quantity limitation specified below for each receipt point.


     1.   Up  to  1,951  Dt  per  Day at the  interconnection  of
          the facilities of Pipeline and Texas Eastern Transmission Corporation ("Texas Eastern") or other pipeline(s) in Westmoreland County,
          Pennsylvania,      known      as      the       Oakford
          Interconnection, at a pressure of not less than five hundred seventy-five (575) pounds per square inch gauge (psig).

     2. Up to a combined maximum daily quantity of 3,578 Dt at existing points of interconnection between the facilities of Pipeline and Tennessee Gas
          Pipeline Company in Kanawha County, West Virginia, known as the Cornwell Interconnection, at a pressure of not less than four hundred seventy five (475) psig; or the Institute Interconnection, at a pressure of not less than four hundred (400) psig, with the specific allocation of quantities among these points to be determined by Pipeline.

C.   Points of Delivery

           The Points of Delivery and the maximum quantities for each point shall be as set forth below. Pipeline will use due care and diligence to assure, and Customer will use due care and diligence to cause its transporter  to  assure,  that  uniform  pressures  will  be maintained at the Delivery Points as reasonably may be required to render service hereunder, and Pipeline will use due care and diligence to deliver gas within the pressure limitations specified herein.

     1. Up to 5,529 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern, Transcontinental Gas Pipe Line Corporation, or other pipeline(s) in Clinton County, Pennsylvania, known as the Leidy Interconnection, at a pressure of not less than one-thousand, two-hundred (1,200) psig.

     2. Up to 3,578 Dt per day at an existing point of interconnection between the facilities of Pipeline and Tennessee in Potter County, Pennsylvania, known as the Ellisburg Interconnection, at a pressure of not more than one thousand (1,000) psig.



                [END OF EXHIBIT 10rr TO COLONIAL GAS COMPANY
                    FORM 10-K FOR YEAR ENDING 12/31/93]